Supplement Dated July 7, 2026
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 27, 2026, for Thrivent Mid Cap Growth Fund (the “Fund”), a series of Thrivent Mutual Funds.
Effective May 22, 2026, Mark C. Militello, CFA is no longer a portfolio manager of the Fund. Jamin Soni and Patrick D. Farley, CFA will continue to serve as portfolio managers of the Fund.
Please include this Supplement with your Prospectus, Summary Prospectus and SAI.
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